UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  Reported:  November 9, 2006


                   American Airlines, Inc.
   (Exact name of registrant as specified in its charter)


          Delaware          1-2691                13-1502798
(State of Incorporation)(Commission File Number)(IRS Employer
                                                Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)               (Zip Code)


                          (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 7.01 Regulation FD Disclosure

AMR PRESENTING AT INVESTOR CONFERENCE

Beverly Goulet, VP of Corporate Development & Treasurer of American Airlines, Inc., will speak at the Citigroup Transportation Conference on Wednesday, November 15, 2006 at approximately 8:30 AM ET. Ms. Goulet's presentation will focus on the recent financial performance and the outlook for the future of AMR, the parent company of American Airlines, Inc.

A webcast of Ms. Goulet's remarks along with accompanying slides will be made available via the investor relations section of the American Airlines website at www.aa.com.
Additionally, a replay of the speech will remain available for at least seven days following the event.





                          SIGNATURE



     Pursuant  to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American  Airlines, Inc.



                                        /s/Kenneth W. Wimberly
                                        Kenneth W. Wimberly
                                        Corporate Secretary



Dated:  November 9, 2006